                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

                           STI CLASSIC VARIABLE TRUST
                (Name of Registrant as Specified In Its Charter)


       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

        2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        ------------------------------------------------------------------------

        4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

        5) Total fee paid:

        ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:______________________________________________

        2) Form, Schedule or Registration Statement No.:________________________

        3) Filing Party:________________________________________________________

        4) Date Filed:_______________________

                                STI CLASSIC FUNDS
                           STI CLASSIC VARIABLE TRUST

                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                            ------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 15, 2004

         Notice is hereby given that a Special Meeting of Shareholders of STI Classic Funds and STI Classic Variable Trust (each a "Trust" and together, the "Trusts") will be held at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, MA 02110, on November 15, 2004 at 9:30 a.m. Eastern Time (the "Special Meeting"). The Special Meeting is being called for the purpose of considering the proposals set forth below and to transact such other business as may be properly brought before the Special Meeting.

PROPOSAL 1: To consider and vote on the election of members to the Board of
            Trustees of the Trusts.

PROPOSAL 2: To approve the investment subadvisory agreement between Trusco
            Capital Management, Inc. and Zevenbergen Capital Investments LLC with respect to STI Classic Funds' Aggressive Growth Stock Fund and Emerging Growth Stock Fund.

         Only shareholders of the Trusts at the close of business on September 23, 2004, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

         SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOU MAY ALSO VOTE EASILY AND QUICKLY BY TELEPHONE OR THROUGH THE INTERNET AS DESCRIBED IN THE ENCLOSED PROXY CARD. TO DO SO, PLEASE FOLLOW THE INSTRUCTIONS INCLUDED ON YOUR ENCLOSED PROXY CARD. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                                                      /s/ R. Jeffrey Young
                                                     ---------------------------
                                                      R. Jeffrey Young
                                                      President

Dated:          , 2004

                                STI CLASSIC FUNDS
                           STI CLASSIC VARIABLE TRUST

                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                           --------------------------

                              JOINT PROXY STATEMENT

                           --------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 15, 2004

         This joint proxy statement is furnished by the Board of Trustees of STI Classic Funds and STI Classic Variable Trust (each a "Trust" and together, the "Trusts") in connection with the solicitation of proxies for use at the special meeting of shareholders (the "Special Meeting") of each Trust to be held on Monday, November 15, 2004, at 9:30 a.m. Eastern Time, or at any adjournment thereof, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, MA 02110. It is expected that the Notice of Special Meeting, this proxy statement, and a proxy card will be mailed to shareholders on or about October 11, 2004.

SUMMARY

         At the Special Meeting, the following shareholders will be asked to vote on the following proposals:


DESCRIPTION OF PROPOSAL                                         SHAREHOLDERS SOLICITED
To consider and vote on the election of members to the          All shareholders of STI Classic Funds and STI
Board of Trustees of the Trusts                                 Classic  Variable Trust

To approve the investment subadvisory agreement
between Trusco Capital Management, Inc. and                     All shareholders of STI Classic Funds' Aggressive
Zevenbergen Capital Investments LLC with respect to             Growth Stock Fund and Emerging Growth Stock
STI Classic Funds' Aggressive Growth Stock Fund and             Fund
Emerging Growth Stock Fund



         If you do not expect to be present at the Special Meeting and wish your shares to be voted, please vote your proxy by mail, telephone or Internet allowing sufficient time for the proxy to be received on or before the close of business on November 14, 2004. If your proxy is properly returned by that date, shares represented by your proxy will be voted at the Special Meeting in accordance with your instructions. However, if no instructions are specified on the proxy with respect to a proposal, the proxy will be voted FOR the approval of the proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Trusts, by delivering a subsequently dated proxy, or by attending and voting at the Special Meeting.

         The close of business on September 23, 2004 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. As of the Record Date, the Trusts had the following shares outstanding:

                                STI CLASSIC FUNDS



                                                                   CORPORATE
                                               A          B          TRUST       INSTITUTIONAL       L          T       TOTAL SHARES
FUND                                         SHARES     SHARES      SHARES          SHARES         SHARES     SHARES    OUTSTANDING

Aggressive Growth Stock Fund                  8,404                                                 8,780     3,620,440

Balanced Fund                               760,342                                             4,820,736    20,000,592

Capital Appreciation Fund                11,895,908                                             8,312,892   124,370,731

Classic Institutional Cash
Management Money Market Fund                                                     2,697,874,787

Classic Institutional High Quality
Bond Fund                                                                            4,410,434                12,240,053

Classic Institutional Short-Term
Bond Fund                                                                            3,415,669

Classic Institutional Super Short
Income Plus Fund                                                                    43,837,761               71,701,580

Classic Institutional Total Return
Bond Fund                                                                            1,445,123                3,292,127

Classic Institutional U.S.
Government Securities Money
Market Fund                                                                        890,682,362

Classic Institutional U.S.
Government Securities Super Short
Income Plus Fund

Classic Institutional U.S. Treasury
Securities Money Market Fund                                   1,365,964,249       387,656,245

Emerging Growth Stock Fund                    8,342                                                 2,593     1,783,034

Florida Tax-Exempt Bond Fund                635,036                                             1,490,797    14,259,863

Georgia Tax-Exempt Bond Fund                250,167                                             1,113,829     9,427,438

Growth and Income Fund                    3,071,709                                             6,347,068    53,867,550

High Income Fund                            210,673                                             8,994,372     6,530,348

Information and Technology Fund                 185                                               953,562     1,154,678

International Equity Fund                   712,696                                               800,941    34,794,268

International Equity Index Fund           1,418,900                                               510,433    32,734,464

Investment Grade Bond Fund                2,924,602                                             2,070,108    52,777,924

Investment Grade Tax-Exempt Bond Fund     1,607,644                                             1,630,977    19,424,176

Life Vision Aggressive Growth Fund           92,008     465,838                                               3,820,592

Life Vision Conservative Fund                37,252     482,719                                                   3,787

Life Vision Growth and Income Fund          232,845   1,389,503                                               7,481,493

Life Vision Moderate Growth Fund            428,656   1,376,051                                              12,071,223

Limited-Term Federal Mortgage
Securities Fund                             844,442                                             4,953,681        43,453

Maryland Municipal Bond Fund                                                                    1,582,559     2,844,999

Mid-Cap Equity Fund                       1,778,974                                             1,563,398    16,436,708

Mid-Cap Value Equity Fund                    92,792                                               692,059    15,177,515

Prime Quality Money Market Fund       1,886,887,700                                            15,387,238 2,988,847,517

Short-Term Bond Fund                        635,935                                             2,046,151    27,560,117

Short-Term U.S. Treasury Securities
Fund                                      1,218,698                                             4,900,668     8,791,097

Small Cap Growth Stock Fund               2,188,470                                             1,951,764    38,208,114

Small Cap Value Equity Fund                 253,045                                             2,403,910    35,502,818

Strategic Income Fund                       417,759                                             9,532,799    10,800,745

Strategic Quantitative Equity Fund           17,682                                               131,065     6,015,904

Tax-Exempt Money Market Fund            278,434,599                                                         984,873,789

Tax Sensitive Growth Stock Fund              30,608                                             3,704,030     4,945,031

U.S. Government Securities Fund             827,363                                             1,546,617    28,486,372

U.S. Government Securities Money
Market Fund                             234,940,177                                                         585,427,931




                                                                   CORPORATE
                                               A          B          TRUST       INSTITUTIONAL       L          T       TOTAL SHARES
FUND                                         SHARES     SHARES      SHARES          SHARES         SHARES     SHARES    OUTSTANDING


U.S. Treasury Money Market Fund             401,084                                                       1,361,021,065

Value Income Stock Fund                   6,236,607                                             4,821,869    64,501,177

Virginia Intermediate Municipal
Bond Fund                                 1,063,280                                                          17,409,334

Virginia Municipal Bond Fund                 18,258                                               795,143     4,395,552

Virginia Tax-Free Money Market
Fund                                    110,732,382                                                         197,755,573


                           STI CLASSIC VARIABLE TRUST


FUND                                                                    TOTAL SHARES OUTSTANDING

Capital Appreciation Fund                                               3,456,659

Growth and Income Fund                                                  1,019,304

International Equity Fund                                                 631,199

Investment Grade Bond Fund                                              1,701,640

Mid-Cap Equity Fund                                                     1,453,655

Small Cap Value Equity Fund                                             1,398,292

Value Income Stock Fund                                                 3,284,893


EXPENSES

         The expenses of the Special Meeting will be borne proportionately by each series of each Trust based on the assets of such series. The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trusts.

         UPON REQUEST, EACH TRUST WILL FURNISH TO ITS SHAREHOLDERS, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT (FOR STI CLASSIC FUNDS, FISCAL YEAR ENDED MAY 31, 2004, AND FOR STI CLASSIC VARIABLE TRUST, FISCAL YEAR ENDED DECEMBER 31,
2003). IN ADDITION, THE SEMI-ANNUAL REPORT FOR STI CLASSIC VARIABLE TRUST FOR THE PERIOD ENDED JUNE 30, 2004 IS ALSO AVAILABLE WITHOUT CHARGE. THE ANNUAL REPORTS AND SEMI-ANNUAL REPORT MAY BE OBTAINED BY WRITING TO THE TRUSTS C/O BISYS FUND SERVICES, LIMITED PARTNERSHIP, 3435 STELZER ROAD, COLUMBUS, OHIO 43219 OR BY CALLING 1-800-428-6970.

           DISCUSSION OF PROPOSAL 1: ELECTION OF THE BOARD OF TRUSTEES

PROPOSAL 1: TO CONSIDER AND VOTE ON THE ELECTION OF MEMBERS TO THE BOARD OF TRUSTEES OF THE TRUSTS

SHAREHOLDERS VOTING ON PROPOSAL 1: SHAREHOLDERS OF STI CLASSIC FUNDS AND STI CLASSIC VARIABLE TRUST

SUMMARY

         At the Special Meeting, it is proposed that nine Trustees be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the election of Richard W. Courts, II, Clarence H. Ridley, Thomas C. Gallagher, F. Wendell Gooch, James O. Robbins, Jonathan T. Walton, Sydney E. Harris, Warren Y. Jobe, and Charles D. Winslow (each a "Nominee" and collectively, the "Nominees"). FOR THE REASONS DISCUSSED BELOW, THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES.

GENERAL INFORMATION

         You are being asked to approve the election of the Nominees as Trustees of the Trusts because regulations recently adopted by the SEC will soon require 75% of the members of the Trusts' Board to be independent. Currently, 66% of the Board's members are independent. As explained below, shareholder approval is necessary to increase the number of independent members of the Board.

         The Trusts' Board of Trustees currently consists of six Trustees, four of whom have been elected by shareholder vote and two of whom have been appointed by the Board. At a meeting held on August 20, 2004, the Board of Trustees approved the nomination of Thomas C. Gallagher, F. Wendell Gooch, James
O. Robbins, Jonathan T. Walton, Richard W. Courts II, and Clarence H. Ridley, each of whom is a current member of the Board. If approved by shareholders at the Special Meeting, they will continue to serve as members of the Board of Trustees of the Trusts. At the meeting, the Board of Trustees also approved the nomination of Sydney E. Harris, Warren Y. Jobe, and Charles D. Winslow, each a Trustee candidate to the Board. If approved by shareholders at the Special Meeting, they will begin serving as members of the Board of Trustees of the Trusts immediately after the Special Meeting.

         Section 16(a) of the Investment Company Act of 1940 (the "1940 Act") requires the trustees of an investment company to be elected by shareholder vote. Nonetheless, the 1940 Act permits a board to fill vacancies on the board, without seeking shareholder approval, if immediately after filling vacancies at least two-thirds of the members have been elected. However, if at any time less than a majority of members have been elected by shareholders, a shareholder meeting to elect members must be held within 60 days.

         If the three Trustee candidates were appointed by the Board, the Board would have less than two-thirds of its members elected by shareholder vote. In light of the legal requirements under the 1940 Act, the Board would at that time be required to call a shareholder meeting for the election of trustees. As a result, rather than having the Board appoint the three Trustee candidates, the Board has determined that it would be in the best interests of the shareholders to call a shareholder meeting at this time and recommend the election of each Nominee.

         Each of the Nominees has consented to being named in this proxy statement and serving as a Trustee if elected. The Trusts know of no reason why any Nominee would be unable or unwilling to serve if elected. Because the Trusts do not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until the earlier of his resignation or his successor is duly appointed or elected and qualified.

INFORMATION REGARDING TRUSTEES AND NOMINEES

         The following information is provided for each Nominee. As of September 23, 2004, the Nominees and officers of the Trusts, as a group, beneficially owned less than 1% of the total outstanding shares of each Trust.


                                                                                      NUMBER OF
                                                                                    PORTFOLIOS IN
                                                                                     FUND COMPLEX
                                                                                     OVERSEEN BY
                    POSITION(S)     TERM OF OFFICE                                   TRUSTEE OR        OTHER DIRECTORSHIPS
NAME, ADDRESS,      HELD WITH       AND LENGTH OF        PRINCIPAL OCCUPATION(S)     NOMINEE FOR       HELD BY TRUSTEE OR
  AND AGE           THE TRUSTS       TIME SERVED          DURING PAST 5 YEARS          TRUSTEE*        NOMINEE FOR TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------


NOMINEES FOR INTERESTED TRUSTEES (CURRENTLY SERVE AS INTERESTED TRUSTEES)**

Richard W.          Trustee        No set term;        Chairman of the Board of           59           Director, Cousins
Courts, II, 68                     served since        Atlantic Investment Company                     Properties, Inc.;
                                   November 2001       since 1970.                                     Director, Genuine
                                                                                                       Parts Company;
                                                                                                       Director, Piedmont
                                                                                                       Hospital; Director,
                                                                                                       SunTrust Bank,
                                                                                                       Atlanta; Chairman,
                                                                                                       Courts Foundation;
                                                                                                       Chairman, J. Bulow
                                                                                                       Campbell Foundation

Clarence H.         Trustee        No set term;        Chairman of the Board of            59          Director, Carvel
Ridley, 62                         served since        Haverty Furniture Companies                     Corp.; Director,
                                   November 2001       since 2001.  Partner at                         Crawford & Co.;
                                                       King and Spalding LLP (law                      Director, High
                                                       firm) from 1977 to 2000.                        Museum of Atlanta;
                                                                                                       Chairman, St.
                                                                                                       Joseph's Hospital
                                                                                                       Atlanta.
NOMINEES FOR INDEPENDENT TRUSTEES (CURRENTLY SERVE AS INDEPENDENT TRUSTEES)**

Thomas C.           Trustee        No set term;        President and CEO, Genuine          59          Director, Shepherd
Gallagher, 56                      served since May    Parts Company Wholesale                         Center; Director,
                                   2000                Distribution.                                   NAPA; Director,
                                                                                                       Genuine Parts
                                                                                                       Company; Director,
                                                                                                       Oxford Industries;
                                                                                                       Director, Stone
                                                                                                       Mountain Industrial
                                                                                                       Park; Trustee, The
                                                                                                       Lovett School.

F. Wendell          Trustee        No set term;        Retired.                            59          Current Trustee on
Gooch, 71                          served since May                                                    the Board of
                                   1992                                                                Trustees for the SEI
                                                                                                       Family of Funds and
                                                                                                       The Capitol Mutual
                                                                                                       Funds.

James O.            Trustee        No set term;        President and Chief                 59          Director, Cox
Robbins, 62                        served since May    Executive Officer, Cox                          Communications;
                                   2000                Communications, Inc., 1985                      Director, National
                                                       to present.                                     Cable and
                                                                                                       Telecommunications
                                                                                                       Association;
                                                                                                       Director, Discovery
                                                                                                       Channel; Director,

                                                                                      NUMBER OF
                                                                                    PORTFOLIOS IN
                                                                                     FUND COMPLEX
                                                                                     OVERSEEN BY
                    POSITION(S)     TERM OF OFFICE                                    TRUSTEE OR       OTHER DIRECTORSHIPS
NAME, ADDRESS,      HELD WITH       AND LENGTH OF        PRINCIPAL OCCUPATION(S)     NOMINEE FOR       HELD BY TRUSTEE OR
  AND AGE           THE TRUSTS       TIME SERVED          DURING PAST 5 YEARS          TRUSTEE*        NOMINEE FOR TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                       Cable Labs;
                                                                                                       Director, C-Span;
                                                                                                       Trustee, St. Paul's
                                                                                                       Schools.

Jonathan T.         Trustee        No set term;        Retired.                             59         Trustee, W.K.
Walton, 74                         served since                                                        Kellogg Foundation.
                                   February 1998

NOMINEES FOR INDEPENDENT TRUSTEES (CURRENTLY TRUSTEE CANDIDATES)**

Sydney E. Harris,   N/A            N/A                 Dean of Robinson College of          59         Director, The
55                                                     Business, Georgia State                         ServiceMaster
                                                       University since 1997.                          Company; Director,
                                                                                                       Total System
                                                                                                       Services, Inc.

Warren Y. Jobe, 63  N/A            N/A                 Retired.  Senior Vice                59         Director, WellPoint
                                                       President of Southern                           Health Networks;
                                                       Company and Executive Vice                      Director, Unisource
                                                       President of Georgia Power                      Energy Corp. and
                                                       from 1998 to 2001.                              Tucson Electric
                                                                                                       Power.

Charles D.          N/A            N/A                 Retired.                             59         Chairman of the
Winslow, 69                                                                                            Board, Electronic
                                                                                                       Business Services,
                                                                                                       Inc.

*    The "Fund Complex" consists of STI Classic Funds and STI Classic Variable
     Trust.

** Trustees who are not deemed to be "interested persons" of the Trusts as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trusts are referred to as "Interested Trustees." Mr. Courts is deemed an interested Trustee because of his directorships with affiliates of the Trusts' investment adviser, Trusco Capital Management, Inc. (the "Adviser"). Mr. Ridley is deemed an Interested Trustee because of his material business relationships with the parent to the Adviser.

COMPENSATION OF TRUSTEES AND OFFICERS

         The officers of the Trusts do not receive any direct compensation from their respective Trust. Each Trustee who is not an officer, employee or director of the Trusts' investment adviser or its affiliates receives an aggregate annual fee plus a fee per meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at Board and committee meetings) from the relevant Trust. Payment of such fees and expenses is allocated between each Trust. The aggregate compensation payable by the Trusts to each of the Trustees serving during their respective fiscal years is set forth in the compensation tables below.

                     STI CLASSIC FUNDS (AS OF MAY 31, 2004)



                                                                                                                  TOTAL
                                                        PENSION OR RETIREMENT                                  COMPENSATION
                                      AGGREGATE               BENEFITS            ESTIMATED ANNUAL          FROM FUND AND FUND
                                     COMPENSATION          ACCRUED AS PART          BENEFITS UPON             COMPLEX PAID TO
    NAME OF TRUSTEE                 FROM THE TRUST         OF FUND EXPENSES          RETIREMENT                   TRUSTEE*
------------------------------------------------------------------------------------------------------------------------------------
Richard W. Courts, II                  $38,500                   N/A                     N/A                      $42,000
Clarence H. Ridley                     $40,000                   N/A                     N/A                      $43,500
Thomas Gallagher                       $46,000                   N/A                     N/A                      $50,500

                                                                                                                  TOTAL
                                                        PENSION OR RETIREMENT                                  COMPENSATION
                                      AGGREGATE               BENEFITS            ESTIMATED ANNUAL          FROM FUND AND FUND
                                     COMPENSATION          ACCRUED AS PART          BENEFITS UPON             COMPLEX PAID TO
    NAME OF TRUSTEE                 FROM THE TRUST         OF FUND EXPENSES          RETIREMENT                   TRUSTEE*
------------------------------------------------------------------------------------------------------------------------------------

F. Wendell Gooch                       $38,500                   N/A                     N/A                       $42,000
James O. Robbins                       $38,500                   N/A                     N/A                       $42,000
Jonathan T. Walton                     $40,000                   N/A                     N/A                       $43,500


*    The "Fund Complex" consists of STI Classic Funds and STI Classic Variable
     Trust.


              STI CLASSIC VARIABLE TRUST (AS OF DECEMBER 31, 2003)


                                                                                                               TOTAL
                                                          PENSION OR RETIREMENT                            COMPENSATION
                                      AGGREGATE                  BENEFITS         ESTIMATED ANNUAL      FROM FUND AND FUND
                                 COMPENSATION FROM THE      ACCRUED AS PART        BENEFITS UPON          COMPLEX PAID TO
    NAME OF TRUSTEE                      TRUST              OF FUND EXPENSES        RETIREMENT               TRUSTEE*
------------------------------------------------------------------------------------------------------------------------------------
Richard W. Courts, II                    $2,100                   N/A                    N/A                  $35,000
Clarence H. Ridley                       $2,600                   N/A                    N/A                  $40,500
Thomas Gallagher                         $3,200                   N/A                    N/A                  $45,500
F. Wendell Gooch                         $2,600                   N/A                    N/A                  $39,000
James O. Robbins                         $2,600                   N/A                    N/A                  $37,500
Jonathan T. Walton                       $2,600                   N/A                    N/A                  $40,500


*    The "Fund Complex" consists of STI Classic Funds and STI Classic Variable
     Trust.

OWNERSHIP OF FUND SECURITIES

         The tables below show the dollar range of equity securities beneficially owned by each Nominee as of December 31, 2003.

                                STI CLASSIC FUNDS

                                                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                            SECURITIES IN ALL FUNDS OVERSEEN OR
                                                                                               TO BE OVERSEEN BY TRUSTEE OR
                                                                                              NOMINEE IN FAMILY OF INVESTMENT
    NAME OF NOMINEE              DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND                            COMPANIES
------------------------------------------------------------------------------------------------------------------------------------

Richard W. Courts, II                                   None                                                 None
Clarence H. Ridley                                      None                                                 None
Thomas C. Gallagher                    $1-$10,000 (Capital Appreciation Fund)                           $10,001-$50,000
                                        $1-$10,000 (Growth and Income Fund)
                                    $1-$10,000 (Information and Technology Fund)
                                    $1-$10,000 (Prime Quality Money Market Fund)
                                      $1-$10,000 (Small Cap Growth Stock Fund)
                                      $1-$10,000 (Small Cap Value Equity Fund)
                                    $1-$10,000 (Tax Sensitive Growth Stock Fund)
                                        $1-$10,000 (Value Income Stock Fund)
F. Wendell Gooch                   $10,001-$50,000 (Information and Technology Fund)                   $50,001-$100,000
                                   $10,001-$50,000 (Tax Sensitive Growth Stock Fund)
James O. Robbins                                        None                                                 None
Jonathan T. Walton                   $1-$10,000 (Information and Technology Fund)                      $10,001-$50,000
                                       $1-$10,000 (Small Cap Growth Stock Fund)
                                     $1-$10,000 (Tax Sensitive Growth Stock Fund)
                                     $10,001-$50,000 (Capital Appreciation Fund)
                                     $1-$10,000 (Prime Quality Money Market Fund)


                                                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                            SECURITIES IN ALL FUNDS OVERSEEN OR
                                                                                               TO BE OVERSEEN BY TRUSTEE OR
                                                                                              NOMINEE IN FAMILY OF INVESTMENT
    NAME OF NOMINEE              DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND                            COMPANIES
------------------------------------------------------------------------------------------------------------------------------------


                                   $10,001-$50,000 (Small Cap Value Equity Fund)
                                     $10,001-$50,000 (Value Income Stock Fund)
Sydney E. Harris                                        None                                                 None
Warren Y. Jobe                                          None                                                 None
Charles D. Winslow                                      None                                                 None


                           STI CLASSIC VARIABLE TRUST

                                                                                           AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                        SECURITIES IN ALL FUNDS OVERSEEN OR TO
                                   DOLLAR RANGE OF EQUITY SECURITIES IN                  BE OVERSEEN BY TRUSTEE OR NOMINEE IN
NAME OF NOMINEE                                 THE FUND                                   FAMILY OF INVESTMENT COMPANIES
------------------------------------------------------------------------------------------------------------------------------------
Richard W. Courts, II                              None                                                  None
Clarence H. Ridley                                 None                                                  None
Thomas C. Gallagher                                None                                                  None
F. Wendell Gooch                                   None                                                  None
James O. Robbins                                   None                                                  None
Jonathan T. Walton                                 None                                                  None
Sydney E. Harris                                   None                                                  None
Warren Y. Jobe                                     None                                                  None
Charles D. Winslow                                 None                                                  None

MEETINGS AND COMMITTEES OF THE BOARD OF TRUSTEES

         The Board of Trustees held four regular meetings during STI Classic Funds' most recent fiscal year ended May 31, 2004, and four regular meetings during STI Classic Variable Trust's most recent fiscal year ended December 31, 2003. In addition, the Board of Trustees held three special meetings during STI Classic Funds' most recent fiscal year and three special meetings during STI Classic Variable Trust's most recent fiscal year.

         The Board of Trustees has an Audit Committee, which operates pursuant to a written charter approved by the Board and is composed of all of the Independent Trustees. On behalf of each Trust, the Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of independent auditors. The Audit Committee reviews, with the independent auditors, the results of the audit engagement and matters having a material effect on the Trust's financial operations. The members of the Trusts' Audit Committee currently are Thomas C. Gallagher, F. Wendell Gooch, James O. Robbins, and Jonathan T. Walton, each of whom is an Independent Trustee. Mr. Gooch is Chairman of the Audit Committee. If elected at the Special Meeting, Messrs. Gallagher, Gooch, Walton, and Robbins will continue to serve on the Audit Committee and Messrs. Harris, Jobe, and Winslow will also serve going forward. The Audit Committee met 2 times during STI Classic Funds' most recent fiscal year and 2 times during STI Classic Variable Trust's most recent fiscal year.

         The Board of Trustees also has a Nominating Committee composed of all of the Independent Trustees. The Nominating Committee's principal responsibility is to consider, recommend, and nominate trustee candidates to the Board. The Nominating Committee does not have a charter or specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of Trustees. The members of the Nominating Committee currently are Messrs. Gallagher, Gooch,

Robbins and Walton, each of whom is an Independent Trustee. Mr. Gooch is Chairman of the Nominating Committee. If elected at the Special Meeting, Messrs. Gallagher, Gooch, Robbins, and Walton will continue to serve on the Nominating Committee and Messrs. Harris, Jobe, and Winslow will also serve going forward. The Nominating Committee met 1 time during STI Classic Funds' most recent fiscal year and did not meet during STI Classic Variable Trust's most recent fiscal year.

COMMUNICATIONS WITH THE BOARD

         Shareholders wishing to submit written communications to the Board should send their communications c/o BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

BOARD APPROVAL OF THE ELECTION OF TRUSTEES

         At the meeting of the Board of Trustees held on August 20, 2004, the Board of Trustees voted to approve a Special Shareholder Meeting to elect each of the Nominees as Trustee of the Trusts. In voting to approve a Special Shareholder Meeting to elect the Nominees, the Board of Trustees considered the Nominees' experience and qualifications and determined that each Nominee is qualified to serve or continue to serve as a Trustee.

SHAREHOLDER APPROVAL OF THE ELECTION OF TRUSTEES

         At the Special Meeting, it is proposed that nine Trustees be elected to hold office until their successors are duly elected and qualified. The election of Trustees requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by proxy at the Special Meeting. The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the election of Richard W. Courts, II, Clarence H. Ridley, Thomas C. Gallagher, F. Wendell Gooch, James O. Robbins, Jonathan T. Walton, Sydney E. Harris, Warren Y. Jobe, and Charles D. Winslow. If you return your proxy but give no voting instructions, your shares will be voted FOR all Nominees named herein. If the Nominees are not approved by shareholders of the Trusts, the current Boards of Trustees will remain in place and will consider alternative nominations.


                    THE BOARD OF TRUSTEES RECOMMENDS THAT YOU
                          VOTE FOR EACH OF THE NOMINEES

         DISCUSSION OF PROPOSAL 2: APPROVAL OF NEW SUBADVISORY AGREEMENT

PROPOSAL 2: TO APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN TRUSCO CAPITAL MANAGEMENT, INC. AND ZEVENBERGEN CAPITAL INVESTMENTS LLC WITH RESPECT TO STI CLASSIC FUNDS' AGGRESSIVE GROWTH STOCK FUND AND EMERGING GROWTH STOCK FUND.

SHAREHOLDERS VOTING ON PROPOSAL 2: SHAREHOLDERS OF STI CLASSIC FUNDS' AGGRESSIVE GROWTH STOCK FUND AND EMERGING GROWTH STOCK FUND.

SUMMARY

         At the Special Meeting, it is proposed that a new investment subadvisory agreement (the "New Subadvisory Agreement") between Trusco Capital Management, Inc. (the "Adviser") and Zevenbergen Capital Investments LLC (the "Subadviser") be approved by shareholders of STI Classic Funds' Aggressive Growth Stock Fund and Emerging Growth Stock Fund (each a "Fund" and together, the "Funds"). The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the approval of the New Subadvisory Agreement. FOR THE REASONS DISCUSSED BELOW, THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE NEW SUBADVISORY AGREEMENT.

GENERAL INFORMATION

         You are being asked to approve the New Subadvisory Agreement for the Funds. The Adviser serves as investment adviser to the Funds pursuant to an investment advisory agreement dated June 15, 1993. The Adviser continuously reviews, supervises and administers each Fund's investment program. The Subadviser serves as the subadviser to the Funds and manages the portfolios of the Funds on a day-to-day basis pursuant to an investment subadvisory agreement with the Adviser dated February 20, 2004 (the "Old Subadvisory Agreement"). The Adviser oversees the Subadviser to ensure compliance with the Funds' investment policies and guidelines and monitors the Subadviser's adherence to its investment style. The Board of Trustees of STI Classic Funds supervises the Adviser and the Subadviser and establishes policies that the Adviser and Subadviser must follow in their management activities.

         On October 1, 2004, the Adviser acquired a controlling interest in the Subadviser (the "Acquisition"). The 1940 Act, which regulates investment companies such as the Trusts, requires an investment subadvisory agreement between an investment adviser and its subadviser to terminate automatically whenever there is a change in control of either entity. After an investment subadvisory agreement terminates, shareholders are required to approve a new agreement between an investment adviser and the investment subadviser. In anticipation of the Acquisition, the Board of Trustees of STI Classic Funds approved an interim investment subadvisory agreement (the "Interim Subadvisory Agreement") for the Funds so that, upon the consummation of the Acquisition, the Funds will continue to be managed by the Subadviser. In order for the Subadviser to continue as the investment subadviser beyond the 150-day term of the Interim Subadvisory Agreement, and to receive all of the subadvisory fees under those agreements, shareholders must approve the New Subadvisory Agreement (attached hereto as Exhibit A) within the 150-day period ending on February 27, 2005.

         The New Subadvisory Agreement is identical in all material respects to the Old Subadvisory Agreement and the Interim Subadvisory Agreement. Fees payable to the Subadviser under the New Subadvisory Agreement are identical to those payable under the Old Subadvisory Agreement and the Interim Subadvisory Agreement. More information about the New Subadvisory Agreement is included below.

THE ADVISER AND SUBADVISER

         The Adviser is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The principal business address of the Adviser is 50 Hurt

Plaza, Suite 1400, Atlanta, Georgia 30303. As of June 30, 2004, the Adviser had discretionary management authority with respect to approximately $66 billion of assets under management.

         The Subadviser was founded in 1987 and manages domestic growth equity assets. The firm's client base is comprised of a blend of institutional tax-exempt and taxable separately managed accounts. As a domestic growth equity manager, the Subadviser manages assets for a variety of entities, including public funds, foundations, endowments, corporations, pooled accounts, and private individuals. The Subadviser selects, buys, and sells securities for the Aggressive Growth Stock Fund and the Emerging Growth Stock Fund under the supervision of the Adviser and the Board of Trustees. The principal business address of the Subadviser is 601 Union Street, Suite 4600, Seattle, Washington 98101. As of June 30, 2004, the Subadviser had approximately $1 billion of assets under management.

         Listed below are the names and principal occupations of each of the directors and principal executive officers of the Subadviser. The principal business address of each director and principal executive officer, as it relates to his or her duties with the Subadviser, is 601 Union Street, Suite 4600, Seattle, Washington 98101.

        NAME                                                          POSITION WITH THE SUBADVISER
        ----                                                          ----------------------------
Nancy A. Zevenbergen                                            President and Chief Investment Officer
Brooke de Boutray                                               Managing Director and Portfolio Manager
Lisa Foley                                                      Managing Director and Investment Officer
Leslie Tubbs                                                    Managing Director and Portfolio Manager

THE NEW SUBADVISORY AGREEMENT

         A form of the New Subadvisory Agreement is attached to this proxy statement as Exhibit A. The New Subadvisory Agreement is identical to the Old Subadvisory Agreement, except for dates of execution, effectiveness and termination. The Subadviser's fee rates for its services to the Funds under the New Subadvisory Agreement is the same as its fee rates under the corresponding Old Subadvisory Agreement.

         Under the New Subadvisory Agreement, the Subadviser makes the investment decisions for and continuously reviews, supervises, and administers the investment program of the Aggressive Growth Stock Fund and the Emerging Growth Stock Fund, subject to the supervision of, and policies established by, the Adviser and the Trustees of STI Classic Funds. After the initial two year term, the continuance of the New Subadvisory Agreement with respect to either Fund must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Fund and (ii) the vote of a majority of the Trustees who are not parties to the New Subadvisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The New Subadvisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by (i) the Trustees of STI Classic Funds or, with respect to either Fund, by a majority of the outstanding shares of that Fund, (ii) the Adviser at any time on not less than 30 days nor more than 60 days written notice to the Subadviser, or (iii) the Subadviser on 90 days written notice to the Adviser. The New Subadvisory Agreement provides that the Subadviser shall not be protected against any liability by reason of willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

For the fiscal year ended May 31, 2004, the Funds paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers:

                                            AGGREGATE
                                            AMOUNT OF                                                     PERCENTAGE OF
                                           COMMISSIONS                                                     THE FUND'S
                                           PAID TO ANY                                                      AGGREGATE
                                            AFFILIATED                                                     BROKERAGE
                   FUND                       BROKER            AFFILIATED BROKER AND RELATIONSHIP         COMMISSIONS
                   ----                       ------            ----------------------------------         -----------
Aggressive Growth Stock Fund
Emerging Growth Stock Fund

[DISCLOSE THE AMOUNT OF ANY FEES PAID BY THE FUND TO THE INVESTMENT SUBADVISER, ITS AFFILIATED PERSONS OR ANY AFFILIATED PERSONS OF SUCH PERSONS DURING THE MOST RECENT FISCAL YEAR FOR SERVICES OTHER THAN SUBADVISORY SERVICES/BROKERAGE COMMISSIONS. STATE WHETHER THESE SERVICES WILL CONTINUE].

BOARD APPROVAL OF THE NEW SUBADVISORY AGREEMENT

         At a meeting on August 20, 2004, the Board of Trustees of STI Classic Funds approved the New Subadvisory Agreement, under which, subject to approval by each Fund's shareholders, the Subadviser will continue to serve as investment subadviser to each Fund. At the meeting, the Board evaluated information from the Subadviser in order to consider the Subadviser's fee and other aspects of the New Subadvisory Agreement. The Trustees discussed all the relevant information that the Board received at the meeting and discussed the approval of the New Subadvisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling. Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously agreed to approve the New Subadvisory Agreement.

SHAREHOLDER APPROVAL OF THE NEW SUBADVISORY AGREEMENT

         At the Special Meeting, it is proposed that the New Subadvisory Agreement between the Adviser and the Subadviser be approved by shareholders of the Funds. The approval of the New Subadvisory Agreement requires the affirmative vote of a majority of the outstanding voting securities of each of the Funds. With respect to the approval of the New Subadvisory Agreement, the term "majority of the outstanding voting securities" means the vote of (a) 67% or more of the voting securities of each Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of each Fund, whichever is less. The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the approval of the New Subadvisory Agreement. If you return your proxy but give no voting instructions, your shares will be voted FOR the approval of the New Subadvisory Agreement. If the New Subadvisory Agreement is not approved by shareholders of the Funds, then the Interim Subadvisory Agreement will remain in effect while the Board of Trustees considers alternatives.

                    THE BOARD OF TRUSTEES RECOMMENDS THAT YOU
               VOTE FOR APPROVAL OF THE NEW SUBADVISORY AGREEMENT

                             ADDITIONAL INFORMATION

EXECUTIVE OFFICERS OF THE TRUSTS

         Information about the Trusts' current principal executive officers is set forth below.


                                                TERM OF                                                      NUMBER OF
                                               OFFICE AND                                                   FUNDS IN THE
                         POSITION WITH THE     LENGTH OF        PRINCIPAL OCCUPATION DURING THE PAST       FUND COMPLEX TO
NAME AND AGE                  TRUSTS           TIME SERVED                  FIVE YEARS                      BE OVERSEEN
------------                  ------           -----------                  ----------                      -----------
R. Jeffrey Young, 40      President             No set term;   Senior Vice President of Relationship               59
                                                served since   Management at BISYS Fund Services since
                                                June  2004     April 2000.  Vice President of Client
                                                               Services at BISYS Fund Services from May
                                                               1997 to April 2000.

Bryan C. Haft, 39         Treasurer and Chief   No set term;   Vice President of Financial Administration          59
                          Financial Officer     served since   at BISYS Fund Services since July 2000.
                                                June  2004     Director of Administration Services at
                                                               BISYS Fund Services from May 1998 to July
                                                               2000.

Deborah A. Lamb, 51       Chief Compliance      No set term;   Chief Compliance Officer and Vice President         59
                          Officer, Vice         served since   of Trusco Capital Management, Inc. since
                          President, and        _________      March 2003 and President of Investment
                          Assistant Secretary                  Industry Consultants, LLC since June 2000.
                                                               Director of Compliance at INVESCO, Inc.
                                                               from March 1995 to June 2000.

Kathleen Lentz, 44        Vice President and    No set term;   Vice President and Manager of Special               59
                          Assistant Secretary   served since   Entities in Financial Intelligence Unit of
                                                _________      SunTrust Bank since 2002. Vice President of
                                                               the Third Party Mutual Funds Unit of
                                                               SunTrust Bank from 1996 to 2002.

Alaina V. Metz, 37        Assistant Secretary   No set term;   Vice President of Blue Sky Compliance at            59
                                                served since   BISYS Fund Services since January 2002.
                                                July  2004     Chief Administrative Officer of Blue Sky
                                                               Compliance at BISYS Fund Services from June
                                                               1995 to January 2002.

Julie M. Powers, 34       Assistant Secretary   No set term;   Senior Paralegal of Legal Services at BISYS         59
                                                served since   Fund Services since June 2000. Paralegal at
                                                June  2004     Phillips, Lytle, Hitchcock, Blaine & Huber
                                                               LLP (law firm) from March 1998 to June 2000.

Traci Thelen, 31          Secretary             No set term;   Counsel of Legal Services at BISYS Fund             59
                                                served since   Services since July 2004.  General Counsel
                                                June  2004     of ALPS Mutual Funds Services, Inc. from
                                                               May 2002 to July 2004, after serving as
                                                               Associate Counsel from October 1999 to May
                                                               2002.

INVESTMENT ADVISER

         Trusco Capital Management, Inc., 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the Trusts' investment adviser and is an indirect wholly-owned subsidiary of SunTrust Banks, Inc., 303 Peachtree Street, NE, Atlanta, Georgia 30308.

INVESTMENT SUBADVISER

         Zevenbergen Capital Investments LLC, 601 Union Street, Suite 4600, Seattle, Washington 98101, serves as the subadviser to STI Classic Funds' Aggressive Growth Stock Fund and Emerging Growth Stock Fund.

ADMINISTRATOR

         BISYS Fund Services Ohio, Inc. (the "Administrator"), an Ohio corporation, has its principal business offices at 3435 Stelzer Road, Columbus, Ohio 43219. The Administrator and its affiliates provide administration and distribution services to other investment companies.

DISTRIBUTOR AND PRINCIPAL UNDERWRITER

         BISYS Fund Services, Limited Partnership (the "Distributor"), located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Trusts' distributor. The Distributor is a wholly-owned subsidiary of BISYS Group, Inc.

5% SHAREHOLDERS

         As of the Record Date, the following persons were the only persons who were record owners or, to the knowledge of the Trusts, were beneficial owners of 5% or more of the outstanding shares of each fund of the Trusts, as described below:

                                      NAME AND ADDRESS OF           AMOUNT AND NATURE OF
      TITLE OF CLASS                  BENEFICIAL OWNER             BENEFICIAL OWNERSHIP             PERCENTAGE OF CLASS
      --------------                  ----------------             --------------------             -------------------



INDEPENDENT ACCOUNTANTS OF THE TRUSTS

         PricewaterhouseCoopers LLP ("PwC") serves as independent accountants for the Trusts. PwC has informed the Trusts that it has no material direct or indirect financial interest in the Trusts. Representatives of PwC are not expected to be present at the Special Meeting, but will be available by telephone should questions arise.

         AUDIT FEES. Audit fees include amounts related to the audit of each Trust's annual financial statements and services normally provided by PwC in connection with each Trust's statutory and regulatory filings During the fiscal years ended May 31, 2003 and May 31, 2004, STI Classic Funds was billed $448,509 and $563,000, respectively, in audit fees. During the fiscal years ended December 31, 2002 and December 31, 2003, STI Classic Variable Trust was billed $71,697 and $76,485, respectively, in audit fees.

         AUDIT-RELATED FEES. Below are the aggregate fees billed in each Trust's last two fiscal years for assurance and related services by PwC that are reasonably related to the performance of the audit of the Trusts' financial statements and are not reported under "Audit Fees" above.

                                STI CLASSIC FUNDS


                                                                                                     ALL OTHER FEES AND
                                   ALL FEES AND SERVICES TO       ALL FEES AND SERVICES TO          SERVICES TO SERVICE
                                   THE TRUST THAT WERE PRE-       SERVICE AFFILIATES THAT         AFFILIATES THAT DID NOT
                                           APPROVED                   WERE PRE-APPROVED            REQUIRE PRE-APPROVAL
                                 ----------------------------   ----------------------------    --------------------------
Fiscal Year Ended 2004                    $72,000(1)                     $60,000(2)                    $1,795,277(3)
Fiscal Year Ended 2003                    $61,500(1)                         $0                        $1,498,453(3)


(1) Services related to security count examinations under Rule 17f-2 of the Investment Company Act for 2004 and 2003 fiscal years.
(2) Services related to the audit of the controls around custody operations at SunTrust Bank (SAS No. 70) in 2003.
(3) Non-audit services relate principally to certain technical accounting advice on financial products of the Bank; Sarbanes-Oxley 404 implementation; and tax compliance services to other entities controlled by SunTrust Banks, Inc.

                           STI CLASSIC VARIABLE TRUST


                                                                                                     ALL OTHER FEES AND
                                   ALL FEES AND SERVICES TO       ALL FEES AND SERVICES TO          SERVICES TO SERVICE
                                   THE TRUST THAT WERE PRE-       SERVICE AFFILIATES THAT         AFFILIATES THAT DID NOT
                                           APPROVED                   WERE PRE-APPROVED            REQUIRE PRE-APPROVAL
                                 ----------------------------   ----------------------------    --------------------------
Fiscal Year Ended 2003                    $10,500(1)                     $60,000(3)                     $771,250(4)
Fiscal Year Ended 2002                  $23,560(1)(2)                        $0                        $2,685,000(5)


(1) Services related to security count examinations under Rule 17f-2 of the Investment Company Act for 2003 and 2002.
(2) Services related to performance of agreed-upon procedures in connection with the Trust's N-14 for the merger of Quality Growth Stock Fund into the Capital Appreciation Fund in 2002.
(3) Services related to the audit of the controls around custody operations at SunTrust Bank (SAS No. 70) in 2003.
(4) Non-audit services relate principally to certain technical accounting advice on financial products of the Bank; Sarbanes-Oxley 404 implementation; and tax compliance services to other entities controlled by SunTrust Banks, Inc.
(5) Non-audit services relate principally to the implementation of management reporting system completed by PwC Consulting (now IBM) in 1Q02; controls and process reviews; and, tax compliance services to other entities controlled by SunTrust Bank.

         TAX FEES. PwC did not bill either Trust for any services related to tax compliance, tax advice, or tax planning during either Trust's two most recently completed fiscal years.

         ALL OTHER FEES. PwC did not bill either Trust for other products and services, other than the services reported above, for each Trust's two most recently completed fiscal years.

         AGGREGATE NON-AUDIT FEES. The aggregate non-audit fees billed by PwC for each of STI Classic Funds' last two fiscal years were $1,855,277 and $1,498,453, respectively, for services rendered to STI Classic Funds and related entities. The aggregate non-audit fees billed by PwC for each of STI Classic Variable Trust's last two fiscal years were $841,750 and $2,708,560, respectively.

         AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. The Trust' Audit Committee has adopted pre-approval policies and procedures to provide a framework for the Audit Committee's consideration of audit and non-audit services by the Trusts' independent accountants. The policies and procedures require that any audit and non-audit services provided to the Trusts, and any non-audit services provided to certain of the Trusts' service providers that relate directly to the operations and financial reporting of the Trusts, are subject to approval by the Audit Committee before such services are provided. The policies and procedures also provide for Audit Committee ratification of inadvertent non-audit services subject to certain conditions. In addition, the Audit Committee has delegated to the Chair of the Audit Committee the authority to approve certain non-audit services to the extent such services are not otherwise pre-approved by the entire Audit Committee.

         BOARD CONSIDERATION OF NON-AUDIT SERVICES. The Trusts' Audit Committee has reviewed and considered whether the provision of non-audit services that were rendered to the Trusts' investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trusts, that were not pre-approved pursuant to paragraph
(c)(7) (ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC's independence.

SUBMISSION OF SHAREHOLDER PROPOSALS

         Each Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, the Trusts are not required to, and do not, have annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of each Trust. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the appropriate Trust for inclusion in a future proxy statement. The Board of Trustees will give consideration to shareholder suggestions as to nominees for the Board of Trustees. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

VOTING AND OTHER MATTERS

         Abstentions and "broker non-votes" will not be counted for or against the proposal but will be counted for purposes of determining whether a quorum is present. The Trusts believe that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the proposals when they have not received instructions from beneficial owners.

         No business other than the matters described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Trusts.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

                                                 By Order of the Trustees,

                                                 /s/ R. Jeffrey Young
                                                 R. Jeffrey Young
                                                 President
Dated:  ___________, 2004

                                    EXHIBIT A

                    FORM OF INVESTMENT SUBADVISORY AGREEMENT


         AGREEMENT made as of the ____ day of _________, 2004, between Trusco Capital Management, Inc. (the "Adviser") and Zevenbergen Capital Investments LLC (the "Subadviser").

         WHEREAS, the STI Classic Funds (the "Trust"), a Massachusetts business trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Adviser has entered into investment advisory agreements with the Trust (the "Advisory Agreements") pursuant to which the Adviser acts as investment adviser to the series of the Trust; and

         WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Subadviser to provide investment advisory services to the Adviser in connection with the management of the series of the Trust set forth on Schedule A attached hereto (each a "Fund," and collectively, the "Funds"), as such schedule may be amended by mutual agreement of the parties hereto, and the Subadviser is willing to render such investment advisory services.

         NOW, THEREFORE, the parties hereto agree as follows:

1. DUTIES OF THE SUBADVISER. Subject to supervision by the Adviser and the Trust's Board of Trustees, the Subadviser shall manage all of the securities and other assets of each Fund entrusted to it hereunder (the "Assets"), including the purchase, retention and disposition of the Assets in accordance with the Fund's investment objectives, policies, and restrictions as stated in each Fund's then current prospectus and statement of additional information, as may be amended or supplemented from time to time (referred to collectively as the "Prospectus"), and subject to the following:

(a) The Subadviser will provide investment advisory services to the Fund and shall, in such capacity, determine from time to time what Assets will be purchased, retained, or sold by the Fund, and what portion of the Assets will be invested or held uninvested in cash, subject to the direction of the Adviser and the Board of Trustees of the Trust.

(b) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Trust's Declaration of Trust (as defined herein), the Prospectus, and the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 (the "Code"), and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c) The Subadviser shall determine the Assets to be purchased or sold by each Fund as provided in subparagraph (a) above and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Fund's Prospectus or as the Board of Trustees or the Adviser may direct in writing from time to time, in conformity with all federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Subadviser will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Subadviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act")). Consistent with any guidelines established by the Board of Trustees of the Trust and
         Section 28(e) of the Exchange Act, the Subadviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Subadviser to its discretionary clients, including the Funds. In addition, the Subadviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Subadviser, or the Trust's principal underwriter) if the Subadviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Funds' Assets be purchased from or sold to the Adviser, Subadviser, the Trust's principal underwriter, or any affiliated person of either the Trust, Adviser, the Subadviser, or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission ("SEC") and the 1940 Act.


(d) The Subadviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(5),
         (b)(6), (b)(7), (b)(9), (b)(10), and (b)(11) and paragraph (f) of Rule
         31a-1 under the 1940 Act. The Subadviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

         The Subadviser shall keep the books and records relating to the Assets required to be maintained by the Subadviser under this Agreement and shall timely furnish to the Adviser all information relating to the Subadviser's services under this Agreement needed by the Adviser to keep the other books and records of the Funds required by Rule 31a-1 under the 1940 Act. The Subadviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Subadviser agrees that all records that it maintains on behalf of the Funds are property of the Funds and the Subadviser will surrender promptly to the Funds any of such records upon the Funds' request; provided, however, that the Subadviser may retain a copy of such records. In addition, for the duration of this Agreement, the Subadviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor subadviser upon the termination of this Agreement (or, if there is no successor subadviser, to the Adviser).

(e) The Subadviser shall provide the Funds' custodian on each business day with information relating to all transactions concerning the Funds' Assets and shall provide the Adviser with such information upon request by the Adviser.

(f) The investment management services provided by the Subadviser under this Agreement are not to be deemed exclusive and the Subadviser shall be free to render similar services to others as long as such services do not impair the services rendered to the Adviser or the Trust.

(g) The Subadviser shall promptly notify the Adviser of any financial condition that is likely to impair the Subadviser's ability to fulfill its commitment under this Agreement.

(h) The Subadviser shall not be responsible for reviewing proxy solicitation materials or voting and handling proxies in relation to the securities held as Assets in the Funds. If the Subadviser receives a misdirected proxy, it shall promptly forward such misdirected proxy to the Adviser.

(i) In performance of its duties and obligations under this Agreement, the Subadviser shall not consult with any other subadviser to the Funds or a subadviser to a portfolio that is under common control with the

         Funds concerning the Assets, except as permitted by the policies and procedures of the Funds. The Subadviser shall not provide investment advice to any assets of the Funds other than the Assets.

         Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of the Subadviser's control affiliates, partners, officers or employees.

2. DUTIES OF THE ADVISER. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreements and shall oversee and review the Subadviser's performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Subadviser of responsibility for compliance with the Trust's Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3. DELIVERY OF DOCUMENTS. The Adviser has furnished the Subadviser with copies of each of the following documents:

(a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the "Declaration of Trust");

(b) By-Laws of the Trust as in effect on the date of this Agreement and as amended from time to time; and

(c)      Prospectus of each Fund.

4. COMPENSATION TO THE SUBADVISER. For the services to be provided by the Subadviser pursuant to this Agreement, the Adviser will pay the Subadviser, and the Subadviser agrees to accept as full compensation therefor, a subadvisory fee at the rate specified in Schedule B attached hereto and made part of this Agreement. The fee will be calculated based on the average daily value of the Assets under the Subadviser's management and will be paid to the Subadviser quarterly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Subadviser may, in its discretion and from time to time, waive a portion of its fee.

5. INDEMNIFICATION. The Subadviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney's fees and other related expenses) howsoever arising from or in connection with the performance of the Subadviser's obligations under this Agreement; provided, however, that the Subadviser's obligation under this Paragraph 5 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser's own willful misfeasance, bad faith, or negligence, or to the reckless disregard of its duties under this Agreement.

         The Adviser shall indemnify and hold harmless the Subadviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney's fees and other related expenses) howsoever arising from or in connection with the performance of the Adviser's obligations under this Agreement; provided, however, that the Adviser's obligation under this Paragraph 5 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Subadviser, is caused by or is otherwise directly related to the Subadviser's own willful misfeasance, bad faith, or negligence, or to the reckless disregard of its duties under this Agreement.

6. DURATION AND TERMINATION. With respect to a Fund, this Agreement shall become effective upon approval by the Trust's Board of Trustees and its execution by the parties hereto, and approval of the Agreement by a majority of the outstanding voting securities of that Fund.

         This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Funds (a) by the Funds at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Funds, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days nor less than 30 days written notice to the Subadviser, or
         (c) by the Subadviser at any time, without the payment of any penalty, on 90 days written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment or in the event of a termination of the relevant Advisory Agreement with the Trust. As used in this Paragraph 6, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

7. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

8. SEVERABILITY. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

9. NOTICE: Any notice, advice, or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified, or overnight mail, postage prepaid, and addressed by the party giving notice to the other party at the last address furnished by the other party:

         To the Adviser at:               Trusco Capital Management, Inc.
                                          50 Hurt Plaza
                                          Suite 1400
                                          Atlanta, Georgia  30303
                                          Attention:  Paul L. Robertson, III

         To the Subadviser at:            Zevenbergen Capital Investments LLC
                                          601 Union Street
                                          Suite 4600
                                          Seattle, Washington  98101
                                          Attention:  Nancy A. Zevenbergen

10. NON-HIRE/NON-SOLICITATION. The Subadviser hereby agrees that so long as the Subadviser provides services to the Adviser or the Trust and for a period of one year following the date on which the Subadviser ceases to provide services to the Adviser and the Trust, the Subadviser shall not for any reason, directly or indirectly, on the Subadviser's own behalf or on behalf of others, hire any person employed by the Adviser, whether or not such person is a full-time employee or whether or not any person's employment is pursuant to a written agreement or is at-will. The Subadviser further agrees that, to the extent that the Subadviser breaches the covenant described in this paragraph, the Adviser shall be entitled to pursue all appropriate remedies in law or equity.

11. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

                  In the event the terms of this Agreement are applicable to more than one Fund, the Adviser is entering into this Agreement with the Subadviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Subadviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a schedule executed subsequent to the date first indicated above, provisions of such schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Paragraph 6 of this Agreement with respect to such Fund shall be the execution date of the relevant schedule.

12.      MISCELLANEOUS.

(a) A copy of the Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

(b) Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.


TRUSCO CAPITAL MANAGEMENT, INC.            ZEVENBERGEN CAPITAL INVESTMENTS LLC

By:                                        By:
    ----------------------------------       -----------------------------------

Name:                                      Name:
     ---------------------------------       -----------------------------------

Title:                                     Title:
     ---------------------------------       -----------------------------------

                                   SCHEDULE A
                                     TO THE
                        INVESTMENT SUBADVISORY AGREEMENT
                                     BETWEEN
                         TRUSCO CAPITAL MANAGEMENT, INC.
                                       AND
                       ZEVENBERGEN CAPITAL INVESTMENTS LLC

                             AS OF ___________, 2004


                                STI CLASSIC FUNDS

                          Aggressive Growth Stock Fund
                           Emerging Growth Stock Fund

                                   SCHEDULE B
                                     TO THE
                        INVESTMENT SUBADVISORY AGREEMENT
                                     BETWEEN
                         TRUSCO CAPITAL MANAGEMENT, INC.
                                       AND
                       ZEVENBERGEN CAPITAL INVESTMENTS LLC

                             AS OF ___________, 2004

Pursuant to Paragraph 4, the Adviser shall pay the Subadviser compensation at an annual rate as follows:

                                STI CLASSIC FUNDS

  Aggressive Growth Stock Fund    .625% of the average daily value of the assets
                                  under the Subadviser's management, except that for any compensation period during which the Adviser waives any portion of the management fee that the Fund is required to pay, the Adviser will pay to the Subadviser 55% of the amount of compensation the Adviser receives from the Fund during that compensation period.


  Emerging Growth Stock Fund      .625% of the average daily value of the assets
                                  under the Subadviser's management, except that for any compensation period during which the Adviser waives any portion of the management fee that the Fund is required to pay, the Adviser will pay to the Subadviser 55% of the amount of compensation the Adviser receives from the Fund during that compensation period.

The management fee will be paid to the Subadviser quarterly.

Agreed and Accepted:


TRUSCO CAPITAL MANAGEMENT, INC.           ZEVENBERGEN CAPITAL INVESTMENTS LLC


By:                                       By:
    ----------------------------------         ---------------------------------

Name:                                     Name:
     ---------------------------------         ---------------------------------

Title:                                    Title:
     ---------------------------------         ---------------------------------


                                                      [STI CLASSIC FUNDS LOGO]



                                                           VOTING OPTIONS
------------------------------------------------------------------------------------------------------------------------------------
   VOTING BY TOUCH-TONE PHONE                            VOTING BY INTERNET                        VOTING BY MAIL

1) Read the Proxy Statement and              1)  Read the Proxy Statement and             1) Read the Proxy Statement.
   have the voting instruction card              have the   voting instruction card
   at hand.                                      at hand.                                 2) Check one of the appropriate boxes on
                                                                                             the reverse side.
2) Call 1-888-221-0697.                      2)  Go to www.proxyweb.com
                                                                                          3) Sign and date the voting
3) Follow the recorded                       3) Follow the   on-line directions.             instruction card below.

                                                                                          4) Return the voting instruction
                                                                                             card in the envelope

------------------------------------------------------------------------------------------------------------------------------------

-------------------
999 999 999 999 999  <-
-------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

FUND/INSURANCE COMPANY NAME PRINTS HERE
FUND/INSURANCE COMPANY NAME PRINTS HERE

The undersigned shareholder hereby appoints _______________ and ________________ as Proxies, each with the power to appoint his substitute, and authorizes them to represent and to vote as designated on this form all shares owned directly and or beneficially of the above-referenced fund (the Fund) held of record by the undersigned on September 23, 2004 at the special meeting of shareholders of the Fund to be held on November 15, 2004 at 9:30 A.M. or any adjournment thereof.

                                         \/  Dated:                  , 2004
                                                  ------------------

                                        PLEASE REMEMBER TO SIGN, DATE AND RETURN
                                        THE PROXY, USING THE ENCLOSED ENVELOPE.
                                        ----------------------------------------


                                        ----------------------------------------
                                        Signature              (SIGN IN THE BOX)
                                        Please sign exactly as your name appears on the mailing. When shares are held by joint tenants both should sign. When signing as an attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                   \/     PLEASE TURN OVER AND COMPLETE     \/



LABEL BELOW FOR MIS USE ONLY!
PO# M9476
STI CLASSIC FUNDS
ORIGINAL SIZE 1UP LRG 9-22-04 KD
SANDY (STI CLASSIC WITH LOGO SD)
CHANGED TO 2UP LRG 9-22-04 KD


MIS EDITS: # OF CHANGES __/__ PRF 1 __ PRF 2 __

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing MIS to print this form in its current state.

--------------------------------------------------
SIGNATURE OF PERSON AUTHORIZING PRINTING      DATE

\/            PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK         \/
             OR NUMBER 2 PENCIL. [X]
             PLEASE DO NOT USE FINE POINT PENS.

Shareholders Voting on Proposal 1: Shareholders of STI Classic Funds and STI
Classic Variable Trust.                                                              FOR       WITHHOLD    FOR ALL
                                                                                     ALL         ALL       EXCEPT*
Proposal 1: To consider and vote on the election of members to the Board of
            Trustees of the Trusts.
  (01) Richard W. Courts           (06) Clarence H. Ridley                           [ ]         [ ]         [ ]
  (02) Thomas C. Gallagher         (07) James O. Robbins
  (03) F. Wendell Gooch            (08) Jonathan T. Walton
  (04) Sydney E. Harris            (09) Charles D. Winslow
  (05) Warren Y. Jobe

*INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEES, MARK "FOR ALL
EXCEPT" AND WRITE THE NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW.

--------------------------------------------------------------------------------
Shareholders Voting on Proposal 2: Shareholders of STI Classic Funds' Aggressive
       Growth Stock Fund and Emerging Growth Stock Fund ONLY.                        FOR       AGAINST     ABSTAIN
Proposal 2: To approve a new subadvisory agreement between Trusco Capital            [ ]         [ ]         [ ]
            Management, Inc. and Zevenbergen Capital Investments LLC with respect to STI Classic Funds' Aggressive Growth Stock Fund and
            Emerging Growth Fund.


                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.
\/                                                                           \/





LABEL BELOW FOR MIS USE ONLY!
PO# M9476
STI CLASSIC FUNDS
ORIGINAL SIZE 1UP OVERSIZE 9/20/04 TD
SANDY (STI CLASSIC WITH LOGO SD)
O.A. 9-20-04 KD
REVIEW #1 9-20-04 KD
CHANGED TO 2UP LRG 9-22-04 KD

MIS EDITS: # OF CHANGES __/__ PRF 1 __ PRF 2 __

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing MIS to print this form in its current state.

---------------------------------------------------
SIGNATURE OF PERSON AUTHORIZING PRINTING       DATE